 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 23, 2017

CELL MEDX CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-54500	38-3939625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 W. Nye Ln, Suite 446 Carson City, NV		89706
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code : (844) 238-2692

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On January 23, 2017, the board of directors of Cell MedX Corp. (the “Company”) approved the divestiture of Avyonce Cosmedics Inc. (“Avyonce”), the Company’s wholly owned subsidiary, whose main business activity is the marketing and distribution of spa technologies.  To complete the divestiture, the Company has orally agreed to transfer Avyonce to Ms. Jean Arnett for nominal consideration. Ms. Arnett was formerly a director of the Company and the Company’s Vice President, Corporate Development  (See Item 5.02 of this report on Form 8-K.) Ms. Arnett is also the wife of Bradley Hargreaves, the Company’s Vice President of Technology and Operations, and newly appointed to the Company’s Board of Directors.

Upon transferring Avyonce to Ms. Arnett, the Company and Avyonce will forgive any intercompany debts outstanding.  For accounting purposes, the divestiture is being made effective as of December 31, 2016.

The decision to divest Avyonce was made in order to allow the Company to better concentrate on upcoming observational clinical studies of its eBalance Technology, while simultaneously continuing the development of therapeutic and non-therapeutic devices based on the eBalance Technology.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 23, 2017, Ms. Jean Arnett resigned as the Vice President, Corporate Development and as a director of the Company. Ms. Arnett’s resignation was not due to, and was not caused by, in whole or in part, any disagreement with the Company, whether related to the Company’s operations, policies, practices or otherwise.

To fill the vacancy on the Board of Directors the Company appointed Bradley Hargreaves as a director of the Company.  Mr. Hargreaves also currently serves as the Company’s Vice President, Technology and Operations, position he has held since November 2014.  No new compensation arrangements were entered into between the Company and Mr. Hargreaves in connection with his appointment.  Mr. Hargreaves is the husband of Ms. Arnett.  The information required by Item 401(b) and (e) and 404(a) of Regulation SK is provided in the Company’s Annual Report on Form 10-K for the year ended May 31, 2016, filed with the Securities and Exchange Commission on September 13, 2016.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

The following exhibits are either provided with this Current Report or are incorporated herein by reference:

Exhibit Number	Description of Exhibit
99.1	News Release dated January 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL MEDX CORP.
Date:  January 30, 2017
By:           /s/ Frank McEnulty
Frank McEnulty,
Chief Executive Officer